Exhibit 10.5

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”), dated as of September 11, 2014, is by and among Molycorp, Inc., a Delaware corporation (the “Company”), Computershare Inc., a Delaware corporation, and its fully owned subsidiary Computershare Trust Company, N.A., a federally chartered trust company (collectively, the “Warrant Agent”).

WHEREAS, the Company has entered into that certain Credit Agreement, dated as of September 11, 2014, among the Company, as Borrower, the Lenders party thereto listed on the signature pages thereto and OCM MLYCo CTB Ltd., as Administrative Agent and First Priority Collateral Agent (the “Credit Agreement”), pursuant to which the Lenders (as defined therein) will be issued warrants (the “Warrants”) to purchase an aggregate of 2.5% of the Company’s outstanding common stock;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption and replacement of the certificates evidencing the Warrants to be issued under this Agreement (each a “Warrant Certificate”) and the exercise of Warrants;

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts have been performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Agreement (and no implied terms or conditions) and every Holder (as defined herein), by acceptance of his, her or its Warrant Certificate shall, be bound to the same.

2. Warrants.

2.1 Form of Warrant. Each Warrant shall be issued in registered form only and shall be in substantially the form of Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company or the Warrant Agent may deem appropriate and as are not inconsistent with the provisions of this Agreement or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or to conform to usage, the provisions of which are incorporated herein. Each Warrant shall be signed by, or bear the facsimile signature of, the President, Chief Executive Officer, Chief Financial Officer, General Counsel, Treasurer, Secretary or other authorized officer of the Company. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance. With respect to the rights, duties, obligations and liabilities of the Warrant Agent, in the event of any conflict or inconsistency between this Agreement and the terms of the Warrants, the provisions of this Agreement shall govern in all respects.

2.2 Effect of Countersignature. Unless and until countersigned by the Warrant Agent (by manual or facsimile signature) pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.3 Register.

 2.3.1 Warrant Register. The Warrant Agent shall maintain or caused to be maintained a register for the Warrants in which the Warrant Agent shall record the name and address of each person or entity in whose name Warrants have been issued (including the name and address of each transferee) and the number of Warrants held by such person or entity (the “Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. Upon direction from the Company and with reasonable notice to the Warrant Agent, the Warrant Agent shall open its register for inspection by any Holder of a Warrant hereunder or its legal representatives; provided that any such Holder requesting to exercise such right shall certify to the Warrant Agent that such inspection shall be for a proper purpose reasonably related to such Holder’s interest as an owner of a Warrant. If agreed to by the Warrant Agent in writing, the Warrants may be issued by the Company to the holders thereof via book-entry registration on the books and records of the Warrant Agent and evidenced by statements issued by the Warrant Agent from time to time to the registered holders thereof reflecting such book-entry position (the “Warrant Statements”). If any Warrants are issued via such book-entry registration, references herein to Warrant Certificates shall also mean Warrant Statements, when applicable.

2.3.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is registered in the Warrant Register (the “Registered Holder” or “Holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.4 Restrictive Legend. Any Warrant Certificate issued pursuant to this Agreement, including upon transfer or replacement of any Warrant, shall be imprinted with a legend in substantially the following form, in addition to any legend required under applicable state securities laws:

THIS SECURITY, AS WELL AS THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY, AS WELL AS THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY, MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (II) IN THE ABSENCE OF AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS, AS EVIDENCED (IF REQUESTED BY THE COMPANY) BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT, OR (III) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND A BROKER REPRESENTATION LETTER, IN EITHER CASE AS MAY BE APPLICABLE) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE COMPANY AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THIS SECURITY, OR THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY.

2.5 Registration.

2.5.1 As promptly as practicable after the date hereof, the Company shall prepare and file with the United States Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, and the rules and regulations of the SEC promulgated thereunder, as from time to time amended (the “Securities Act”), registering the resale from time to time of Common Stock (as defined below) issued or issuable under the Warrants by Holders (“Electing Holders”) of Warrants and/or shares of Common Stock so issued or issuable (such Common Stock, collectively, “Registrable Securities”) who have provided the Company with a Notice and Questionnaire in the Form of Exhibit B (the “Notice and Questionnaire”). The Company shall give written notice of the filing of each Registration Statement (and each amendment or supplement thereto (excluding any amendment or supplement thereto effected pursuant to the filing of any document that is incorporated or deemed incorporated by reference in such Registration Statement) at least five (5) days prior to filing each such Registration Statement to all Holders of Registrable Securities, together with a copy of such Notice and Questionnaire and a request to complete and return such Notice and Questionnaire, and shall include in such Registration Statements all Registrable Securities of Electing Holders. The Registration Statement shall be on Form S-3 if the Company is eligible to use Form S-3 or another appropriate form permitting registration of such Common Stock for resale. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable after filing, and once effective, to keep the Registration Statement continuously effective under the Securities Act at all times until the earlier of (i) three months following the Expiration Date

(as defined below) and (ii) the date on which all shares of Common Stock issued under the Warrants have been transferred pursuant to Rule 144 or the plan of distribution included in one or more prospectuses (each a “Prospectus”) in such Registration Statement (the “Effectiveness Period”); provided, however, that the Company may, for a period of up to 60 days in any three-month period, not to exceed 90 days in any twelve-month period, suspend the use of the Prospectus contained in each Registration Statement (with prompt written notice thereof to the Warrant Agent) if the Company reasonably determines that it is in possession of material non-public information, the disclosure of which would be detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other significant transaction (a “Blackout Period”). The Company shall give prompt written notice of the filing of each Registration Statement (and each amendment or supplement thereto, excluding any amendment or supplement thereto effected pursuant to the filing of any document that is incorporated or deemed incorporated by reference in such Registration Statement) to the Warrant Agent.

2.5.2 The Company shall:

(a) subject to any Blackout Period, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; subject to any Blackout Period, cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use reasonable efforts to comply with the provisions of the Securities Act applicable to it; provided, however, that a reasonable period of time before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall, if requested by a Holder of Registrable Securities covered by such Registration Statement, furnish or otherwise make available to such Holder of Registrable Securities, its counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC;

(b) use its commercially reasonable efforts to (i) register or qualify the Common Stock covered by the Registration Statement under such securities or “blue sky” laws of any applicable jurisdiction in the United States and (ii) take such action necessary to cause such Common Stock covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Registered Holders to consummate the disposition of such Common Stock in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(c) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(d) cause all such Common Stock issuable under the Warrants to be listed on the principal Exchange (as defined below) on which the Common Stock is then listed;

(e) maintain a transfer agent and registrar for the Common Stock;

(f) as promptly as reasonably practicable, but within two (2) business days in any event, give notice to the Registered Holders (i) when any Prospectus, Prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective and (ii) of any request, following the effectiveness of a Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus;

(g) notify the Registered Holders in writing of the effectiveness of the Registration Statement and furnish to the Registered Holders, without charge, such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and such other documents as the Registered Holders may reasonably request in order to facilitate the sale of the Common Stock in the manner described in the Registration Statement;

(h) subject to any Blackout Period, promptly prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith (or file a new Registration Statement) as may be necessary to keep the Registration Statement effective, to ensure the information pertaining to the Electing Holders is current, and to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all such Common Stock during the Effectiveness Period;

(i) give notice to the Registered Holders and the Warrant Agent as promptly as practicable (and in any event within one (1) business day) following notice to the Company (i) of the issuance by the SEC or any other federal or state governmental authority of any stop order or injunction suspending or enjoining the use of any Prospectus or the effectiveness of a Registration Statement or the initiation or threatening in writing of any proceedings for that purpose, (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Stock for sale in any jurisdiction or the initiation or threatening in writing of any proceeding for such purpose, and (iii) of the happening of any event that makes any statement made in a Registration Statement or the related Prospectus an untrue statement of a material fact or such that the Registration Statement or the related Prospectus omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j) reasonably cooperate with each Registered Holder and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”), and use its commercially reasonable efforts to make or cause to be made any filings required to be made by an issuer with FINRA in connection with the filing of the Registration Statement;

(k) pay the filing fee under the Securities Act covering all Common Stock issuable pursuant to the Warrants at the time a Registration Statement is filed;

(l) during the Effectiveness Period, if at any time the Company is required to re-evaluate its eligibility to utilize a form of registration statement and the Company determines that it is not eligible to use such form, use its commercially reasonable efforts to refile the Registration Statement on such form as it is eligible to use and, subject to any Blackout Period, keep such registration statement effective during the Effectiveness Period;

(m) no later than ten (10) days following a request in writing made by Holders of a majority of the Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof) to sell pursuant to a Prospectus supplement (a “Shelf Takedown Prospectus Supplement”) Registrable Securities held by such Holders available for sale pursuant to such Registration Statement, cause to be filed a Shelf Takedown Prospectus Supplement with respect to the sale of such Registrable Securities pursuant to the method of distribution specified in such request;

(n) if requested by the managing underwriters, if any, or the Holders of a majority of the then issued and outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as promptly as practicable after the Company has received such request;

(o)    deliver to each selling Holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 2.5.2(o), hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(p)     in connection with an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its commercially reasonable efforts to furnish to the selling Holders of such Registrable Securities opinions of the Company’s outside counsel and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (provided that such Holders provided such accountants with any requisite representations and warranties and unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(q)    make available for inspection by a representative of the selling Holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept or through an electronic file sharing service, during reasonable business hours and in a reasonable manner, all pertinent financial and other records and corporate documents of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all such pertinent information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, that if any such information is identified by the Company as being confidential or proprietary, each Holder and its representatives receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any such Holder;

(r)    in connection with an underwritten offering, cause its officers to support the marketing of the Registrable Securities covered by the applicable Prospectus (including, without limitation, participation in “road shows”) at reasonable times and in a reasonable manner;

(s)    pay all fees and expenses incident to the performance of or compliance with this Section 2.5 by the Company (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the SEC, FINRA and the Trading Market (as defined below) and (x) of compliance with securities or “blue sky” laws, including, without limitation, any reasonable fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 2.5.2(b), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in any such Prospectus), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with road shows in respect of any underwritten offering, (vi) fees and disbursements of all independent certified public accountants referred to in Section 2.5.2(p) hereof (including, without limitation, the expenses of any annual audit, special audit or “cold comfort” letters required by this Section 2.5) and any other persons, including special experts retained by the Company, and (vii) reasonable fees and disbursements of underwriters customarily paid by issuers of securities (including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA), (viii) reasonable fees and disbursements of one separate counsel and, to the extent reasonably required, one local counsel, for the Holders of Registrable Securities whose shares are included in a Registration Statement, which counsel shall be selected by the Holders of a majority of the Registrable Securities included in the applicable Prospectus included in such Registration Statement and (ix) the fees and expenses of any special experts retained by the Company in connection with such registration (collectively, the “Registration Expenses”); and

(t)    indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, and shareholders of each of them, each person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers and shareholders of each such controlling person (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or any amendment or supplement thereto, or on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus or any amendment or supplement thereto, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission (or alleged omission) to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in connection with the related offering of Registrable Securities (without limitation of the preceding portions of this Section 2.5.2(t) and will reimburse each such Covered Person, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person or underwriter, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Prospectus or Registration Statement or any amendment or supplement thereto, free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of such Registrable Securities in reliance upon and in conformity with written information furnished to the Company by the applicable Electing Holder or underwriter specifically for use in the Prospectus or Registration Statement or any amendment or supplement thereto, free writing prospectus or any “issuer information.”

2.5.3 Each of the Electing Holders agrees, severally and not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, the directors of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, and the rules and regulations of the SEC promulgated thereunder, as from time to time amended (the “Exchange Act”), to the same extent as the indemnity set forth in Section 2.5.2(t) above, but only with respect to any Losses that arise out of, or are based upon, any untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Prospectus or Registration Statement or any amendment or supplement thereto, free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of such Registrable Securities in reliance upon and in conformity with written information furnished to the Company by the applicable Electing Holder specifically for use in the Prospectus or Registration Statement or any amendment or supplement thereto, free writing prospectus or any “issuer information.”

2.5.4 Each of the Electing Holders agrees that, upon receipt of any notice from the Company of a Blackout Period or the happening of any event of the kind described in Section 2.5.2(i), such Electing Holder will forthwith discontinue the disposition of Common Stock pursuant to the Registration Statement until such Electing Holder (i) is notified by the Company that such Electing Holder may once again utilize the Registration Statement or (ii) receives copies of the supplemented or amended Prospectus contemplated by such Section, and, if so directed by the Company, each Electing Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Electing Holder’s possession, of the Prospectus covering such Common Stock current at the time of receipt of such notice. Each Electing Holder also agrees to notify the Company as promptly as practicable of any event relating to such Electing Holder that occurs that would require the preparation of a supplement or amendment to the Prospectus so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In accordance with the Notice and Questionnaire, the Company may require any holder of a Warrant or Common Stock issued upon exercise of a Warrant to furnish to the Company such information regarding such holder and the intended distribution of the shares of Common Stock issuable upon exercise of the Warrant and such other information as the Company may from time to time reasonably request in writing in connection with the registration.

2.6 Lock-up. Notwithstanding anything to the contrary in this Agreement, during the period (the “Restricted Period”) commencing on the date hereof and ending 90 days thereafter, no Registered Holder may (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock issued or issuable upon exercise of such Registered Holder’s Warrant or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock issued or issuable upon exercise of such Registered Holder’s Warrant, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock, in cash or otherwise

3. Terms and Exercise of Warrants.

3.1 Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) stated therein or any portion thereof, at an exercise price of $2.04 per share (the “Warrant Price”), subject to the adjustments provided in Section 4 hereof. The term “Warrant Price” as used in this Agreement shall mean the price per share at which Common Stock may be purchased at the time a Warrant is exercised.

3.2 Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing on the date hereof and terminating at 5:00 p.m., New York City time on September 11, 2019 (the “Expiration Date”). Each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, that the Company shall provide at least twenty (20) days’ prior written notice of any such extension to the Warrant Agent and the Registered Holders of the Warrants.

3.3 Exercise of Warrants.

3.3.1 Payment. Subject to the provisions of the Warrant and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the Registered Holder thereof by surrendering it at the office of the Warrant Agent designated for such purpose, or at the office of its successor as Warrant Agent, with the subscription form, as set forth in the Warrant, properly completed and duly executed (such signature to be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level satisfactory to the Warrant Agent), and by paying in full the Warrant Price for each full share of Common Stock as to which the Warrant is exercised, as follows:

(a) with respect to the exercise of any Warrant on a “cash basis”, by wire transfer of immediately available funds, by good certified check or good bank draft payable to the order of the Company; provided, that the Registered Holder provides the information on the notice to purchase in the form attached to such Warrant (each, an “Exercise Notice”) that is reasonably necessary for the Company to issue the Common Stock as to which such Warrant is exercised in compliance with U.S. federal securities law; or

(b) with respect to the exercise of any Warrant on a “cashless basis”, by surrendering such Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying such Warrant or any portion thereof being exercised (at the election of the Registered

Holder), multiplied by the difference between the Fair Market Value and the Warrant Price by (y) the Fair Market Value. “Fair Market Value” means (i) at any time the Common Stock is listed or quoted for trading on the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or any other national securities exchange (each, an “Exchange”), the average last sale price of a share of Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of such Warrant is sent to the Warrant Agent; or (ii) at any time the Common Stock is not listed or quoted for trading on an Exchange, the fair market value of a share of Common Stock as shall be determined by the Board of Directors of the Company (the “Board”) in its good faith judgment, provided, however, that, notwithstanding the foregoing, the issuance of shares of Common Stock or other securities upon the exercise of any Warrant shall be made without charge to the Registered Holder for any issue or other tax or charge (which tax or charge shall be paid by the Company pursuant to Section 7.1 hereof). The Warrant Agent shall promptly forward any sum collected by it to the Company or to such persons as the Company shall specify by written notice. The Warrant Agent shall have no duty or obligation under this Section unless and until it is satisfied that all such taxes and/or charges have been paid. For the avoidance of doubt, in the event of any exercise of Warrants on a “cashless basis”, the Company shall be solely responsible for calculating the number of shares of Common Stock issuable in connection with such cashless exercise and transmitting such calculation in a written notice to the Warrant Agent and the exercising Holder, and the Warrant Agent shall have no duty, responsibility or obligation to calculate or determine the number of Common Stock issuable in connection with such cashless exercise, or to investigate or confirm whether the Company’s calculation or determination of the number of shares of Common Stock to be issued in connection with such cashless exercise is accurate or correct. The Warrant Agent shall have no duty, obligation or responsibility with respect to any cashless exercise of Warrants until it receives such written notice from the Company, and shall be entitled to rely conclusively on any such written notice provided by the Company, including the calculations and determinations contained therein, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such written instructions, while waiting for such written instructions, or pursuant to this Agreement. In the event of an exercise of any Warrant, the Company shall provide the cost basis for shares issued pursuant to such exercise at the time such shares are issued.

3.3.2 Issuance of Common Stock on Exercise. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if payment is on a “cash basis” pursuant to subsection 3.3.1(a)), the Warrant Agent is hereby authorized to (i) requisition from any transfer agent for the Common Stock (or make available if the Warrant Agent is also the transfer agent for the Common Stock), and upon receipt, make delivery to the Registered Holder of such Warrant a certificate or certificates for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it or (ii) credit the account of the Registered Holder’s broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system, and, in either case, if such Warrant shall not have been exercised in full, the Company shall issue and deliver to the Warrant Agent and the Warrant Agent, upon the written instructions of the Company shall, countersign a new Warrant for the number of shares as to which such Warrant shall not have been exercised. The Company’s obligations to issue and deliver shares of Common Stock upon the exercise of any Warrants in accordance with the terms hereof are absolute and unconditional. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock or credit the account of the Registered Holder’s broker upon exercise of any Warrant as required pursuant to the terms hereof.
3.3.3 Valid Issuance. All Common Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable, and free and clear of all Liens. For purposes hereof, “Lien” means any mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such person or entity under any conditional sale, trust receipt or other title retention agreement with respect to any property or asset of such person or entity. At any time that the Warrants are outstanding, the Company shall cause to be maintained all corporate authorizations required for the issuance of a number of shares of Common Stock which the Company may be liable to issue upon exercise of the Warrants from time to time remaining outstanding, in accordance with the terms and conditions this Agreement and the Warrants. All shares of Common Stock delivered upon exercise of the Warrants shall be newly issued shares or shares held in treasury by the Company and shall not be subject to any preemptive rights or similar rights and shall rank pari passu in all respects with other existing Common Stock.
3.3.4 Date of Issuance. Each person or entity in whose name any certificate for Common Stock is issued shall for all purposes be deemed to have become the holder of record of such Common Stock on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such shares of Common Stock, except that if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person or entity shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books are open. The Warrant Agent shall, upon request of the Holder, use its commercially reasonable efforts to record the ownership of the Warrant Shares upon exercise in book-entry form rather than through the issuance of physical stock certificates (provided that such book-entry interests will continue to bear any required restrictive legends).

3.3.5 Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant in any manner which prevents the timely exercise hereof.

3.3.6 Listing of Common Stock. In the time and manner required by any Exchange on which the Common Stock is listed or quoted for trading on the date in question (the “Trading Market”), the Company shall, to the extent required by the applicable rules of the Trading Market, prepare and file with such Trading Market additional shares listing application covering all the Common Stock issuable upon exercise of the Warrants and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Common Stock issuable upon exercise of the Warrants to be approved for listing on the Trading Market at all times.

3.3.7 Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of any Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

4. Adjustments.

4.1 Share Dividends.

4.1.1 Split-Ups. If, after the date hereof and prior to the Expiration Date, the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock, or by a split-up or sub-division of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up, sub-division or similar event, the number of shares of Common Stock issuable on exercise of each unexercised Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock, subject to the provisions of Section 4.7 below.

4.1.2 Other Distributions. If, after the date hereof and prior to the Expiration Date, the Company makes a distribution (a “Distribution”) to the holders of its Common Stock (other than in connection with the liquidation, dissolution or winding up of the Company) of any asset (including cash or evidence of its indebtedness) or security (including any subscription right) (the total value of the assets or securities so distributed, the “Distribution Amount”) other than a distribution referred to in Section 4.1.1, then the Company shall distribute to the holder of each unexercised Warrant the portion of the Distribution Amount which a holder of the number of shares of Common Stock for which such Warrant is exercisable immediately prior to the Distribution (determined as if such Warrant had been exercised on a “cashless” basis) would have owned or received immediately after and as a result of such Distribution.

4.2 Aggregation of Shares. If after the date hereof and prior to the Expiration Date, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each unexercised Warrant shall be decreased in proportion to such decrease in outstanding Common Stock, subject to the provisions of Section 4.7 hereof.

4.3    Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Section 4.1 or Section 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

4.4 Issuance of Additional Shares of Common Stock, Options and Convertible Securities.

4.4.1 Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof and prior to the Expiration Date shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.4.2 but excluding a dividend or distribution described in Section 4.1, with respect to which an adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants and the Warrant Price shall be made pursuant to the terms of Section 4.1 and Section 4.3) without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to such issue or sale, then, and in each such case, the Warrant Price with respect to each unexercised Warrant shall be reduced, concurrently with such issue or sale, (x) if such issuance or sale is on or prior to September 11, 2016, to a price equal to the consideration payable for such Additional Shares (calculated to the nearest .001 of a cent, but not less than the par value of the Common Stock) and (y) if such issuance or sale is after September 11, 2016, to a price determined by multiplying such Warrant Price by a fraction

(a)the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of such Additional Shares of Common Stock so issued or sold (or deemed issued or sold pursuant to Section 4.4.2) would purchase at such Warrant Price, and

(b)the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

provided, that for the purposes of this Section 4.4.1, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 4.4.2, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

4.4.2 Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof and prior to the Expiration Date shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of the Company’s securities entitled to receive, any Options or Convertible Securities (other than a Distribution involving an Option or Convertible Security pursuant to Section 4.1.2), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4.4.3) of such shares would be less the Warrant Price of the unexercised Warrants in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued;

(a)no further adjustment of the Warrant Price of the unexercised Warrants shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

(b)if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price of the unexercised Warrants computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

(c)upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price of the unexercised Warrants computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

(i)in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

(ii)in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 4.4.3) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

(d)no readjustment pursuant to subsections 4.4.2(b) or (c) above shall have the effect of increasing the Warrant Price of the unexercised Warrants by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

(e)in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price of the unexercised Warrants shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subsection 4.4.2(c) above.

4.4.3 Computation of Consideration. For the purposes of this Section 4.4,

(a)the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

(i)    insofar as it consists of cash, be computed at the net amount of cash received by the Company,
(ii)    insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board, and
(iii)    in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board;
(b)Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.4.2, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

(i)    the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection 4.4.3(a), by

(ii)    the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.
4.4.4 Warrant Price. The number of shares of Common Stock which the Holder of any Warrant shall be entitled to receive upon each exercise thereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4.4) be issuable upon such exercise, as designated by such Holder pursuant to Section 3.3, by the fraction of which (a) the numerator is $2.04 and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $2.04 per share, shall be adjusted and readjusted from time to time as provided in this Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

4.4.5 Definitions. As used in this Section 4.4, unless the context otherwise requires, the following terms have the following respective meanings:

“Additional Shares of Common Stock” means all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 4.4.2, deemed to be issued) by the Company after the date hereof and prior to the Expiration Date, whether or not subsequently reacquired or retired by the Company, other than

(a)shares of Common Stock issued upon the exercise of the Warrants and those certain warrants to purchase Common Stock for $0.01 per share (as such exercise price may be adjusted from time to time in accordance with the terms of such warrants) issued substantially concurrently with the Warrants to the Lenders under the Credit Agreement as a condition to the obligations of such Lenders under the Credit Agreement,

(b)shares of Common Stock, or Options or other equity awards for shares of Common Stock, issued or issuable pursuant to equity compensation plans, stock purchase plans or other compensation arrangements for officers, directors and other employees of the Company and its subsidiaries,

(c)shares of Common Stock issued or issuable upon the conversion or exchange of any security of the Company or its subsidiaries convertible into or exchangeable for Common Stock outstanding on the date hereof, including, without limitation, upon conversion of the Company’s convertible debt securities, and up to 1,000,000 shares of Common Stock (as may be adjusted as a result of any stock dividend, stock split or reverse stock split) issuable pursuant to the terms of that certain Share Lending Agreement dated as of January 24, 2013 by and between the Company and Morgan Stanley Capital Services LLC,
(d)shares of Common Stock, Convertible Securities or shares of Common Stock issued or issuable upon the conversion of Convertible Securities (i) the net proceeds of which are exclusively used to repay Outstanding Indebtedness or (ii) issued exclusively in exchange for Outstanding Indebtedness,

(e)shares of Common Stock, Options or Convertible Securities issued to an unaffiliated third party or group of third parties in connection with any bona fide merger, acquisition, business combination or joint venture, and
(f)such additional number of shares of Common Stock as may become issuable upon the exercise of any of the securities referred to in the foregoing clauses (a) through (e) by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock

“Convertible Securities” means any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

“Options” means rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

“Outstanding Indebtedness” means the 2016 Notes, the 2017 Notes, the 2018 Notes and the Pari Passu Notes, each as defined in the Credit Agreement.

4.5 Replacement of Securities upon Reorganization, etc. In case of any recapitalization, reclassification or reorganization of the outstanding Common Stock (other than a change under subsections 4.1.1 or 4.1.2 or Section 4.2 hereof or that solely affects the par value of such Common Stock), or in the case of any amalgamation, conversion, merger or consolidation of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any recapitalization, reclassification or reorganization of the outstanding Common Stock), or in the case of any sale, lease, license, transfer or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, liquidated or wound up, the holders of the Warrants shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such recapitalization, reclassification, reorganization, amalgamation, conversion, merger or consolidation, or upon a dissolution, liquidation or winding up following any such sale, lease, license, transfer or conveyance, that the holder of the Warrants would have received if such holder had exercised his, her or its Warrant(s) immediately prior to such event (the “Alternative Issuance”); provided, however, that (i) if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such amalgamation, conversion, merger or consolidation, or upon a dissolution, liquidation or winding up following any such sale, lease, license, transfer or conveyance, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such amalgamation, conversion, merger or consolidation, or upon a dissolution, liquidation or winding up following any such sale, lease, license, transfer or conveyance, that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding Common Stock, the holder of a Warrant shall be entitled to receive as the Alternative Issuance, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such Warrant holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 4. If any recapitalization, reclassification or reorganization also results in a change in Common Stock covered by both subsection 4.1.1 or Section 4.2 and this Section 4.5, then such adjustment shall be made pursuant to both subsection 4.1.1 or Section 4.2 and this Section 4.5. The provisions of this Section 4.5 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, amalgamations, conversions, mergers or consolidations, sales, leases, licenses, transfers, conveyances and other similar transactions, and the Company shall not effect any such transaction unless, prior to the consummation thereof, the successor person or entity (if other than the Company) resulting from such transaction, shall assume, by written instrument substantially similar in form and substance to this Agreement and reasonably satisfactory to the majority in interest of the Registered Holders, the obligation to deliver to the Registered Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Registered Holder shall be entitled to receive upon exercise of the Warrants held by them.

Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4.5, each Registered Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained herein instead of giving effect to the provisions contained in this Section 4.5 with respect to Warrants held by such Registered Holder.
4.6 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of a Warrant, the Company shall give prompt written notice thereof to the Warrant Agent and the Holders, which notice shall state the increase or decrease, if any, in Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at the Warrant Price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3 or 4.4, the Company shall give written notice of the occurrence of such event to the Warrant Agent and each holder of a Warrant, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. The Warrant Agent shall have no obligation under any section of this Agreement to calculate any of the adjustments set forth herein. The Warrant Agent shall be entitled to rely conclusively on, and shall be fully protected in relying on, any certificate, notice or instructions by the Company with respect to any adjustment of the Warrant Price of the number of shares of Common Stock, cash or other property issuable upon exercise of a Warrant, or any related matter, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with any such certificate, notice or instruction pursuant to this Agreement. The Warrant Agent shall not be deemed to have knowledge of any adjustment or event specified in Sections 4.1, 4.2, 4.3 or 4.4, or any adjustment to the Warrant Price or the number or type of securities issue upon exercise of a Warrant required or permitted hereunder, unless and until it shall have received written notice thereof from the Company. The Company hereby agrees that it will provide the Warrant Agent with reasonable notice of all adjustment events, including any new or amended exercise terms. The Warrant Agent shall have no obligation under any section of this Agreement to determine whether an adjustment event has occurred or to calculate any of the adjustments set forth herein.

In the event: (a) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; (b) of any recapitalization or reorganization of the Company, any reclassification of the Common Stock of the Company, any amalgamation, conversion, consolidation or merger of the Company with or into another person or entity, or sale, lease, license, transfer or conveyance of all or substantially all of the Company’s assets to another person or entity; or (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company shall send or cause to be sent to the Warrant Agent and Registered Holders at least 20 days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (i) the record date for such dividend, distribution, or other right, and a description of such dividend, distribution or other right to be taken at such meeting or by written consent, or (ii) the effective date on which such reorganization, reclassification, amalgamation, conversion, consolidation, merger, sale, lease, license, transfer, conveyance, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such recapitalization, reorganization, reclassification, amalgamation, conversion, consolidation or merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the shares of Common Stock issuable upon exercise of the Warrants. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.
4.7 No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company (or the Warrant Agent) shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, upon such exercise, the Company shall promptly prepare and deliver to the Warrant Agent a certificate instructing the Warrant Agent to, at its option, either (a) round up to the nearest whole number, the number of shares of Common Stock to be issued to such holder or (b) in lieu of such fractional share interests, pay to such holder an amount in cash equal to the product obtained by multiplying (i) the fractional share interest to which such holder would otherwise be entitled by (ii) the Fair Market Value on the exercise date. The certificate delivered by the Company to the Warrant Agent shall set forth in reasonable detail the facts relating to such payment or adjustment, including the prices and/or formulas used to calculate such payment or adjustment, and the Company shall provide the Warrant Agent with sufficient monies in the form of fully collected funds to make such payments. The Warrant Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Warrants or fractional shares of Common Stock under any section of this agreement unless and until the Warrant Agent shall have received such a certificate and sufficient monies.
4.8 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement; provided, however, that the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof or the rights, duties, obligations and liabilities of the Warrant Agent, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

5. Transfer and Exchange of Warrants.

5.1 Registration of Transfer. The Warrant Agent, upon the written request of a Holder, shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request. In connection with any such transfer, upon reasonable request by the Company or the Warrant Agent to such transferring holder at the expense of such holder, such holder will give to the Company or the Warrant Agent, as applicable, an opinion of counsel (which may be in-house counsel or outside counsel to such holder or its investment adviser) in form and substance reasonably satisfactory to the Company or the Warrant Agent, as applicable, to the effect that the proposed transfer of such Warrant may be effected without registration or qualification of such Warrant under the Securities Act or any applicable state securities law and evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level satisfactory to the Warrant Agent.

5.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent in accordance with Section 5.1, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the Registered Holder of the Warrants so surrendered, representing an equal aggregate number of Warrants.

5.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a Warrant Certificate for a fraction of a Warrant.

5.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

5.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

6. Other Provisions Relating to Rights of Holders of Warrants.

6.1 No Rights as Stockholder; Limitation on Liability. A Warrant does not entitle the Registered Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions (except as provided in Section 4), exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter. No provisions hereof, in the absence of affirmative action by the Registered Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of any Registered Holder, shall give rise to any liability of any Registered Holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

6.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

6.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued Common Stock that shall be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

6.4 No Impairment. The Company will not, by amendment of its governing documents or through any recapitalization, reclassification, reorganization, amalgamation, conversion, merger, consolidation, or through any sale, lease, license, transfer, conveyance of its assets, or through any other similar transactions, or through any dissolution, liquidation, winding up of the Company or through issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holders against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock issuable upon exercise of any Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares Common Stock upon the exercise of this Warrant, and (c) will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

7. Concerning the Warrant Agent and Other Matters.

7.1 Payment of Taxes. The Company shall from time to time promptly pay any taxes or charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Common Stock to the registered holder thereof upon the exercise of the Warrants, including such taxes imposed pursuant to Section 3.3.1 hereof, but the Company shall not be obligated to pay any transfer taxes associated with transfers by any Registered Holder of the Warrants or the Common Stock issuable upon exercise of any Warrants. The Warrant Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment of taxes, charges or expense unless and until the Warrant Agent is satisfied that all such taxes and/or charges have been paid.

7.2 Resignation, Consolidation, or Merger of Warrant Agent.

7.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving thirty (30) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent; provided that any such successor Warrant Agent shall be a nationally recognized transfer agent that is registered as a “transfer agent” with the SEC pursuant to Section 17A(c) of the Exchange Act. Any such properly appointed successor Warrant Agent shall be deemed the “Warrant Agent” for all purposes hereunder. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent, then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

7.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

7.2.3 Merger or Consolidation of Warrant Agent. Any entity into which the Warrant Agent may be merged or with which it may be consolidated or any entity resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act. If, at the time such successor to the Warrant Agent by merger or consolidation succeeds to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and if, at that time any of the Warrants shall not have been countersigned, any such successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrants shall have the full force and effect provided in the Warrants in this Agreement. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name and deliver Warrants so countersigned; and if at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

7.3 Fees and Expenses of Warrant Agent.

7.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and shall, pursuant to its obligations under this Agreement, reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

7.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

7.4 Liability of Warrant Agent.

7.4.1 Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Company’s Chief Executive Officer, President, Chief Financial Officer, General Counsel, Treasurer or Secretary and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Company’s Chief Executive Officer, President, Chief Financial Officer, General Counsel, Treasurer or Secretary, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable and shall be indemnified and held harmless for any action taken or suffered to be taken by it in the absence of gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) in accordance with instructions of any such officer, provided Warrant Agent carries out such instructions without gross negligence, bad faith or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction).

7.4.2 Indemnity. The Company covenants and agrees to indemnify the Warrant Agent for, and to defend and hold the Warrant Agent harmless against, any liabilities, suits, actions, proceedings, judgments, claims, settlements, costs, expenses (including reasonable fees and expenses of its legal counsel), losses or damages, which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any action taken, suffered or omitted to be taken by the Warrant Agent in connection with the preparation, delivery, acceptance, administration, execution or amendment of this Agreement and the exercise or performance of its duties hereunder, including the costs and expenses of enforcing its rights hereunder; provided, that such covenant and agreement does not extend to, and the Warrant Agent shall not be indemnified with respect to, such liabilities, suits, actions, proceedings, judgments, claims, settlements, costs, expenses, losses and damages incurred or suffered by the Warrant Agent as a result of, or arising out of, its own gross negligence, bad faith, or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction). The Warrant Agent shall not be obligated to expend or risk its own funds or to take any action that it believes would expose or subject it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.

7.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof). The Warrant Agent shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant. The Warrant Agent shall not be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any Common Stock shall, when issued, be valid and fully paid and nonassessable; nor shall it have any duty or responsibility in the case of the receipt of any written demand from any Holder with respect to any such action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

7.4.4 Limitation of Liability. Notwithstanding anything to the contrary contained herein, the Warrant Agent’s aggregate liability during the term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the lesser of (i) the total amounts paid under this Agreement by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses, and (ii) the amounts paid under this Agreement by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses, during the sixty (60) months immediately preceding the event for which recovery from Warrant Agent is being sought. The Warrant Agent shall not be liable to the Company or any other person or entity for any consequential, indirect, special, punitive or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility or likelihood of such damages

7.5 Certain Other Rights of the Warrant Agent.

The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in the absence of gross negligence, bad faith, or willful misconduct (each as determined by a final non appealable judgment of a court of competent jurisdiction) and in accordance with such opinion.
The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.
The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final non appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

The Warrant Agent may rely on and shall be held harmless and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in reliance upon any certificate, statement, instrument, opinion, notice, letter, facsimile transmission or other document, or any security delivered to it, and believed by it to be genuine and to have been made or signed by the proper party or parties, or upon any written or oral instructions or statements from the Company with respect to any matter relating to its acting as Warrant Agent hereunder.
All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of its services hereunder (the “Funds”) shall be held by the Warrant Agent as agent for the Company and deposited in one or more bank accounts to be maintained by the Warrant Agent in its name as agent for the Company. Until paid pursuant to this Agreement, the Warrant Agent may hold or invest the Funds through such accounts in: (i) obligations of, or guaranteed by, the United States of America, (ii) commercial paper obligations rated A-1 or P-1 or better by Standard & Poor's Corporation (“S&P”) or Moody's Investors Service, Inc. (“Moody’s”), respectively, (iii) money market funds that comply with Rule 2a-7 of the Investment Company Act of 1940, or (iv) demand deposit accounts, short-term certificates of deposit, bank repurchase agreements or bankers’ acceptances, of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit or investment made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. The Warrant Agent may from time to time receive interest, dividends or other earnings in connection with such deposits or investments. The Warrant Agent shall not be obligated to pay such interest, dividends or earnings to the Company, any Registered Holder or any other party. Notwithstanding the foregoing, in the event that the Warrant Agent is obligated to hold or handle cash, however received, pursuant to the terms of this Agreement, any references to the Warrant Agent in connection therewith shall be interpreted to refer to Computershare Inc. only and not Computershare Trust Company, N.A. The Warrant Agent shall forward funds received for warrant exercises upon the request of the Company, provided, that if the Company has not provided any such request, the Warrant Agent shall forward funds received for warrant exercises in a given month by the fifth (5th) business day of the following month by wire transfer to an account designated by the Company.
The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrants authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Warrants.
The Warrant Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level satisfactory to the Warrant Agent or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.
The provisions of this Section 7 shall survive the termination of this Agreement and the resignation, removal or replacement of the Warrant Agent.
7.6 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon and subject to the express terms and conditions set forth herein (and no implied terms or conditions) all of which the Company and the Holders of the Warrants, by their acceptance thereof, shall be bound.

8. Miscellaneous Provisions.

8.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns. The Company will not amalgamate, merge, convert or consolidate with or into, or sell, transfer, license or lease all or substantially all of its property or assets to, any other party unless the successor, transferee, licensee or lessee party, as the case may be (if not the Company), assumes (expressly or by operation of law) the due and punctual performance and observance of each and every covenant and condition of this Agreement and the Warrants to be performed and observed by the Company. Subject to the preceding sentence, nothing in this Agreement shall be construed to give to any person or entity other than the Company, each Registered Holder and each Electing Holder any legal or equitable right, remedy or cause of action under this Agreement.

8.2 Notices. All notices, statements or other documents which are required or contemplated by this Agreement or any Warrant (including, without limitation, the delivery of any Exercise Notice or notice of assignment (in the form attached to each Warrant), the surrender of any Warrant and the issuance of any new Warrant) to be given, delivered or made by the Company, the Warrant Agent or any Holder (each, a “Notice”) shall be in writing and shall be: (a) delivered personally or by commercial messenger; (b) sent via a recognized overnight courier service; (c) sent by registered or certified mail, postage pre-paid and return receipt requested; or (d) sent by facsimile transmission, provided confirmation of receipt is received by sender and the original Notice is sent or delivered contemporaneously by an additional method provided in this Section 8.2; in each case so long as such Notice is addressed to the intended recipient thereof as set forth below:

If to the Company:

Molycorp, Inc.
5619 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
Attention: Michael Doolan, Chief Financial Officer
Facsimile: (416) 367-5471
E-mail: Michael.Doolan@molycorp.com

with a copy to:

Molycorp, Inc.
5619 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
Attention: Kevin Johnson, General Counsel
Facsimile: (303) 843-8082
E-mail: Kevin.Johnson@molycorp.com

If to the Warrant Agent:

         Computershare Trust Company, N.A.
                        250 Royall Street
                         Canton, Massachusetts 02021
                         Attention: Client Administration - Corporate Actions

with a copy to:

Computershare Trust Company, N.A.
                        250 Royall Street
                         Canton, Massachusetts 02021
                         Attention: Legal Department

If to any Holder, at such address as is reflected in the records of the Warrant Agent for such Holder.

 Any party may change its address specified above by giving each party Notice of such change in accordance with this Section 8.2. Any Notice shall be deemed given upon actual receipt (or refusal of receipt).

8.3 Applicable Law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereto waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

8.4 Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Registered Holders of the Warrants any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Holders of the Warrants, each of whom are third party beneficiaries of this Agreement.

8.5 Examination of the Agreement. A copy of this Agreement shall be available for inspection during business hours upon reasonable notice to the Warrant Agent by the Registered Holder of any Warrant. The Warrant Agent may require any such holder to submit his, her or its Warrant(s) for inspection by it.

8.6 Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.7 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

8.8 Amendments. This Agreement may be amended by the parties hereto without the consent of any Registered Holder for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein. All other modifications or amendments, including any amendment to increase the Warrant Price, change the number of shares of Common Stock issuable upon exercise of the Warrants or shorten the Exercise Period, shall require the written consent of the Registered Holders of then outstanding Warrants then exercisable into a majority of the shares of Common Stock issuable upon exercise of all then outstanding Warrants. Notwithstanding the foregoing, the Company may extend the duration of the Exercise Period pursuant to Section 3.2 without the consent of the Registered Holders. Notwithstanding the foregoing, in the event that the Company or any of its subsidiaries or any of the Company’s “affiliates” (as defined in Rule 405 under the Securities Act) (the “Affiliated Holders”) holds any Warrants, for purposes of any amendment, waiver or modification of this Agreement, all such Affiliated Holders will not have the right to consent to any amendment, waiver or modification, but will be deemed to have consented in the same proportion as all other Registered Holders consenting on such matter. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 8.8. The Warrant Agent may, but shall not be obligated to, enter into any amendment that affects its own rights, duties, liabilities or obligations hereunder.

8.9 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

8.10 Remedies. If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Agreement or any Warrant, any Registered Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or any Warrant or for an injunction against the breach or threatened breach of any such term or in aid of the exercise of any power granted in this Agreement or any Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that any Registered Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that such Registered Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all reasonable fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by any such Registered Holder, and all reasonable fees, costs and expenses of appeals, incurred or expended by such Registered Holder in connection with the enforcement of this Agreement, any Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Agreement and any Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or any Warrant or now or hereafter available at law, in equity, by statute or otherwise.

8.11 Force Majeure. Notwithstanding anything to the contrary contained herein, Warrant Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

8.12 Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services provided hereunder shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

8.13 Further Assurances. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MOLYCORP, INC.

By:	/s/ Geoffrey R. Bedford
Name: Geoffrey R. Bedford Title: President and CEO

COMPUTERSHARE TRUST COMPANY, N.A. COMPUTERSHARE INC.

By:	/s/ Michael Legregin
Name: Michael Legregin Title: Manager

EXHIBIT A

THIS SECURITY, AS WELL AS THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY, AS WELL AS THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY, MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (II) IN THE ABSENCE OF AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS, AS EVIDENCED (IF REQUESTED BY THE COMPANY) BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT, OR (III) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND A BROKER REPRESENTATION LETTER, IN EITHER CASE AS MAY BE APPLICABLE) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE COMPANY AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THIS SECURITY, OR THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY
MOLYCORP, INC.
WARRANT
Warrant No.     Original Issue Dated: September 11, 2014
Re-issuance Date: ___________, 20__
Molycorp, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, OCM MLYCo PT LLC, a Delaware limited liability company or its registered assigns (the “Holder”), is the registered holder of warrants (the “Warrants”) to purchase 6,119,340 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company. Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and nonassessable shares of Common Stock as set forth below, at the exercise price (the “Exercise Price”) of $2.04 per share of Common Stock, payable in lawful money of the United States of America (or through “cashless exercise” as permitted by the Warrant Agreement) upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement. In the event of a conflict between this Warrant and the Warrant Agreement, the terms of the Warrant Agreement shall prevail.

Each Warrant is initially exercisable for one fully paid and non-assessable share of Common Stock. The number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. The initial Exercise Price per share of Common Stock for any Warrant is equal to $2.04 per share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, such Warrants shall become void.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof.

IN WITNESS WHEREOF, the following parties have executed this Warrant as of the date first above written.
MOLYCORP, INC.

By:
Name:
Its:

COMPUTERSHARE INC.

By:
Name:
Its:
COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Its:

MOLYCORP, INC. (WARRANT)

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Common Stock and are issued pursuant to a Warrant Agreement dated as of September 11, 2014 and as may be amended from time to time (the “Warrant Agreement”), duly executed and delivered by the Company to Computershare Inc., a Delaware corporation, and its fully owned subsidiary Computershare Trust Company, N.A., a federally chartered trust company, collectively as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.
Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” as permitted by the Warrant Agreement) at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.
Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless either (A) exercised through a “cashless exercise” as permitted by the Warrant Agreement or (B) if not exercised pursuant to a “cashless exercise,” at the time of exercise: either (i) a registration statement covering the shares of Common Stock to be issued upon exercise is effective under the Securities Act and a prospectus thereunder relating to the shares of Common Stock is current; or (ii) the issuance such shares is exempt from registration under the federal securities laws and the securities laws of the state of residence of the holder.
The Warrant Agreement provides that upon the occurrence of certain events the number of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, at its option either (i) round up to the nearest whole number of shares of Common Stock to be issued to the holder of the Warrant or (ii) pay cash in lieu of such fractional interest.
Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.
Upon due presentation (i) for registration of transfer of this Warrant Certificate at the office of the Warrant Agent and (ii) of the assignment form set forth hereon properly completed and executed, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge, except for any transfer tax imposed in connection with the transfer by the Registered Holder thereof.
The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

ELECTION TO PURCHASE
(To Be Executed Upon Exercise of Warrants)
The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of Molycorp, Inc. (the “Company”) in the amount of $___________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of:

whose address is

and that such shares be delivered to:

whose address is
If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of whose address is

and that such Warrant Certificate be delivered to:

whose address is
In the event that the Warrant is to be exercised on a “cashless basis” pursuant to the Warrant Agreement, (i) the number of shares that this Warrant is exercisable for shall be determined in accordance with the Warrant Agreement and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of                                     .

whose address is

and that such Warrant Certificate be delivered to:

whose address is

In the event that the Warrant is to be exercised by paying the Warrant Price in cash pursuant to the Warrant Agreement, the undersigned confirms that (by checking each below):
__It is an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)), and hereby confirms to the Warrant Agent each of the following representations and agreements are true as of the date hereof (by checking each that applies to the undersigned):
__It either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant, and has so evaluated the merits and risks of such investment;

__It will not offer or sell the Warrant by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act;

__It understands that the Warrant is characterized as “restricted security” under the U.S. federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances; and

__It is understood that certificates evidencing the Warrant will bear any legend as required by the Blue Sky laws of any state and a restrictive legend in substantially the form set forth in the Warrant Agreement (as defined in the Warrant Certificate).

Unless the foregoing items are checked, the Warrant Agent may refuse to permit the exercise of any Warrants evidenced by this certificate other than on a “cashless basis”; provided, however, that if the foregoing items are checked, the Company or the Warrant Agent may require, prior to permitting any such exercise of this Warrant on other than a “cashless basis”, in their reasonable discretion, such written legal opinions, certifications and other information as the Warrant Agent or the Company has reasonably requested to confirm that such exercise is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Dated: , 20 .	Signature(s)

(Address)

Signature(s) Guaranteed
IN THE EVENT THE NUMBER OF SHARES FOR WHICH THIS WARRANT IS BEING EXERCISED IS LESS THAN ALL OF THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER, AND THE UNDERSIGNED HAS REQUESTED THAT A NEW WARRANT CERTIFICATE REPRESENTING THE REMAINING BALANCE OF SUCH SHARES BE REGISTERED IN THE NAME OF PERSON OTHER THAN THE RECORD HOLDER OF THIS WARRANT, THE SIGNATURE(S) ABOVE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15).

ASSIGNMENT FORM
FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ________________________, whose address is _________________________________________, all of the rights of the undersigned under the within Warrant, with respect to __________ shares of Common Stock of MOLYCORP, INC. and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the shares not being transferred hereunder be issued in the name of _______________________ ______________ and delivered to [choose one by circling the applicable letter] (a) the undersigned or (b) _____________________, whose address is _____________________________________, and does hereby irrevocably constitute and appoint [TRANSFER AGENT] as Attorney to register such transfer on the books of MOLYCORP, INC. maintained for the purpose, with full power of substitution in the premises.

Dated:		[ ] By: (Signature of Registered Holder)

Dated:	Signed:	(Sign exactly as name appears on the other side of this Warrant)

In connection with any transfer of this Warrant, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and is making the transfer pursuant to one of the following:
[Check One]

(1) ___	to the Company; or
(2) ___
to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)) that has furnished to the Warrant Agent a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Warrant Agent); or

(3) ___	pursuant to the exemption from registration provided by Rule 144 under the Securities Act or pursuant to another exemption available under the Securities Act; or
(4) ___	Pursuant to an effective registration statement under the Securities Act.

and unless the box below is checked, the undersigned confirms that such Warrant is not being transferred to an “affiliate” of the Company as defined in Rule 144 under the Securities Act (an “Affiliate”):
¨    The transferee is an Affiliate of the Company.
Unless one of the foregoing items (1) through (4) is checked, the Warrant Agent may refuse to register any Warrants evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (2) or (3) is checked, the Company or the Warrant Agent may require, prior to registering any such transfer of this Warrant, in their reasonable discretion, such written legal opinions, certifications (including an investment letter in the case of box (2) or (3)) and other information as the Warrant Agent or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Dated:	Signed:	(Sign exactly as name appears on the other side of this Warrant)

Signature(s) Guaranteed
THE SIGNATURE(S) ABOVE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15).

EXHIBIT B

Notice and Questionnaire

The undersigned beneficial holder of warrants (“Warrants”) to purchase common stock, par value $0.001 (the “Common Stock”), of Molycorp, Inc. (the “Company”) understands that the Company intends to file or has filed with the Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Common Stock issuable under the Warrants (“Registrable Securities”), in accordance with the terms of the warrant agreement (the “Warrant Agreement”), among the Company and Computershare Trust Company, N.A. and Computershare Inc., collectively, as Warrant Agent. A copy of the Warrant Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Warrant Agreement.
In order to sell, or otherwise dispose of, any Registrable Securities pursuant to the Registration Statement, a holder of Warrants or Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, and deliver a prospectus to purchasers of Registrable Securities. Holders of Warrants or Registrable Securities that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.
Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire.
QUESTIONNAIRE
Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.
If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact Kevin Johnson of the Company at telephone number: (303) 843-8047 or Michael J. Solecki of Jones Day at (216) 586-7103.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.Identity and Background as the holder of Warrants or Registrable Securities.
(a)Full legal name of holder of Warrants or Registrable Securities:

(b)Business address of holder of Warrants or Registrable Securities (including street address) (or residence if no business address), telephone number and facsimile number:
Address:
Telephone No.:
Fax No.:
(c)Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?
☐    Yes
☐    No
(d)If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?
☐    Yes
☐    No
For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.
2.Relationship with the Company.
(a)    Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?
☐    Yes
☐    No
(b)    If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:
3.Interest in the Registrable Securities.
(a)    State whether you are a record holder of Warrants or Registrable Securities and the amount of each beneficially owned by you:

(b)    Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?
☐    Yes
☐    No
(c)    If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:
Type:
Aggregate amount:
CUSIP No.:
(d)    Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?
☐    Yes
☐    No
(e)    At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?
☐    Yes
☐    No
(f)    If your response to Item 3(e) above is yes, please describe such agreements or understandings:
4.Nature of your Beneficial Ownership.
(a)    Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:
(i)A reporting company under the Exchange Act. ☐
(ii)A majority-owned subsidiary of a reporting company under the Exchange Act. ☐
(iii)A registered investment fund under the 1940 Act. ☐
(b)    If the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partner(s) of such limited partnership:
(i)    With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.
(c)    Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.
(i)    (A) Full legal name of Controlling Entity(ies) or natural person(s) who has/have sole or shared voting or dispositive power over the Registrable Securities:
(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):
Address:
Telephone No.:
Fax No.:
(C)    Name of shareholders:
(ii)    (A)    Full legal name of Controlling Entity(ies):
(B)    Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):
Address:
Telephone No.:
Fax No.:
(iii)    Name of shareholders:
5.Plan of Distribution.
Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): All or any portion of such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through one or more underwriters, broker-dealers or agents.  Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.  Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options, whether such options are listed on an options exchange or otherwise, (v) ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers, (vi) block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction, (vii) purchases by a broker-dealer as principal and resale by the broker-dealer for its account, (viii) an exchange distribution in accordance with the rules of the applicable exchange, (ix) privately negotiated transactions, (x) short sales, (xi) sales pursuant to Rule 144, (xii) broker-dealers may agree with the selling securityholder to sell a specified number of shares at a stipulated price per share, (xiii) a combination of any such methods of sale, and (xiv) any other method permitted pursuant to applicable law.  In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume.  The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such Registrable Securities.
State any exceptions here:

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
In accordance with the undersigned’s obligation under the Warrant Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective and the undersigned still holds Registrable Securities.
The undersigned acknowledges the Company may require the undersigned to furnish to the Company, in addition to the information provided herein, such information regarding the undersigned and the intended distribution of the shares of Common Stock issuable upon exercise of the Warrant and such other information as the Company may from time to time reasonably request in writing in connection with the registration pursuant to the Registration Statement.
All notices to the beneficial owner hereunder and pursuant to the Warrant Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.
By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, and consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.
Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York, without giving effect to rules governing the conflict of laws.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

RECORD OWNER OF WARRANTS OR REGISTRABLE SECURITIES: (Please Print) Signature: Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO MOLYCORP, INC. AS FOLLOWS:
Molycorp, Inc.
5619 Denver Tech Center Parkway, Suite 1000
Greenwood Village, CO 80111
Telecopy:
Attention:

This Notice and Questionnaire must be returned within five (5) days after receipt of the Company’s notice with respect to the filing of a Registration Statement pursuant to Section 2.5 of the Warrant Agreement in order to include Warrants in such Registration Statement.